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                                                                  Exhibit 10.6.1

                                 OFFICE LEASE

                                    PARTIES

     1. THIS LEASE, dated for reference purposes only, June 24, 1994, is made by and between MENLO STATION DEVELOPMENT, a general partnership (herein "Landlord") and BEINCORPORATED (herein "Tenant").

                                   PREMISES

     2. Landlord leases to Tenant and Tenant hires from Landlord for the term, at the rental and upon the conditions in this Office Lease (herein "Lease") the space consisting of the entire third floor of approximately Ten Thousand Six Hundred Seventy Five (10,675) square feet (herein "Premises") of the building commonly known as 800 E1 Camino Real, Menlo Park, San Mateo County, California and located substantially as shown on Exhibit A attached hereto, reserving and excepting to Landlord the use of the roof, exterior walls, stairways, elevators, utility closets, bathrooms, and other common areas and area beneath and above the Premises together with the right from time to time to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof and which serve other parts of the building and/or other tenants therein.

     Except for the painting of the interior of the Premises by Landlord, at Landlord's sole cost and expense, it is understood and agreed that the Premises are being leased "AS-IS" Any additional tenant improvements including, but not limited to, all heating ventilating, and air conditioning distribution within the Premises, all electrical systems within the Premises, suspended ceilings, interior walls and partitions, and floor, window and wall coverings shall be done by Tenant at Tenant's sole cost and expense. No such work shall be commenced without Landlord's written consent as set forth herein. Landlord shall clean the carpets in the Premises prior to occupancy.

     it is understood and agreed that the Ten Thousand Six Hundred Seventy Five (10,675) square feet area set forth above shall be used for all rent calculation purposes, and that neither party shall have a claim against the other for any non material variance of that figure.

                                     TERM

     3. (a) The term of the Lease shall be a period of twenty four (24) months, commencing upon the date of commencement set forth in paragraph 3(b) hereof, expiring (unless sooner terminated) at midnight on the last day of the twenty fourth (24th) full calendar month thereafter, herein called the "lease term" or "term".

          (b)  The term of this Lease shall commence on August 1, 1994.

          Tenant shall give Landlord ten (10) days prior written notice of Tenant's intention to take possession of the Premises and Tenant shall deliver to Landlord the insurance certificates required by Paragraph 18 hereof prior to taking possession of the Premises. Tenant shall, prior to opening the Premises for business, provide to Landlord a copy of its business license issued by the City of Menlo Park.

          (c) Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession is tendered to Tenant; provided however, that if Landlord shall not have delivered possession of the Premises by September 1, 1994, Tenant may, at Tenant's option, by written notice to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.

          (d) Landlord shall permit Tenant to occupy the Premises or a portion thereof commencing July 1, 1994 for the purpose of installing Tenant's improvements, fixtures, furniture and equipment and such occupancy shall be subject to all the provisions of this Lease. Landlord shall also permit Tenant to use and occupy the Premises for the purposes described herein on or after July 15, 1994 so long as Tenant pays the prorata share of the Direct Expenses described in

                                       1.
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Paragraph 6(b) below. Said early possession shall not advance the commencement or termination dates set forth above.

                                    RENEWAL

     4. (a) In the event Tenant shall not then be in default hereunder and shall have made all previous rental payments in a timely manner (no more than one payment in each calendar year being delinquent), Tenant shall have the right, not earlier than eight (8) months prior to the date of the expiration of the term of this Lease and not later than five (5) months prior to the date of the expiration of the term of this Lease, to renew the term of this Lease for a further term of twelve (12) months from the date of expiration of the term of this Lease.

          (b) Such election shall be made by Tenant by serving upon Landlord a notice in writing to the effect that Tenant elects to renew and extend the term of this Lease for such extended term.

          (c) In the event Tenant shall elect to renew this Lease and shall serve notice of such election, and upon the expiration of the term of this Lease, a memorandum of such renewal shall be executed between the parties, whereby Landlord shall let unto Tenant, and the Tenant shall hire from Landlord, the Premises for the term of twelve (12) months from the date of expiration of the term of this Lease.

          (d) The base rental for the Premises during the extended term shall be $18,681.00 per month. All other terms and conditions of the original lease agreement shall apply to the extended term.

                                   HOLDOVER

     5. (a) Holding over after the expiration of the term or extended term, of this Lease, or any oral extension thereof, with the consent of Landlord shall be a tenancy from month to month at the rental rate payable during the last month of the stated term hereof. All other provisions of this Lease except any relating to the term and any option to extend or expand shall be applicable to the month to month tenancy.

          (b) If Tenant remains in possession without Landlord's consent after a valid termination of the Lease in accordance with the provisions of this lease, by lapse of time or otherwise, Tenant shall pay Landlord for each day of such retention one-fifteenth (1/15th) of the amount of the monthly rental for the last month prior to such termination and Tenant shall also pay all costs, expenses and damages sustained by Landlord by reason of such retention, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

                                     RENT

     6. (a) During the initial term hereof, Tenant agrees to pay to Landlord as minimum base rent for the Premises the following sums:

          Months                   Monthly Base Rent
          ------                   -----------------

          1 - 12                   $ 12,250.00 ($1.15/sq.ft. NNN)
          13 - 24                  $ 18,681.00 ($1.75/sq.ft. NNN)

     Rent for the first month of this Lease in the amount of Twelve Thousand Two Hundred Fifty Dollars ($12,250.00) shall be paid on execution of this Lease and delivered to Landlord together with the security deposit referred to in Paragraph 9(a). Said rental shall be paid, without prior notice or demand and without deduction or offset, in lawful money of the United States of America at 800 E1 Camino Real, Suite 175, Menlo Park, California 94025 or at such other place as Landlord may from time to time designate in writing.

          (b) As additional rent Tenant shall pay to Landlord a proportionate share (as defined below) of direct expenses incurred by Landlord in the administration, operation and maintenance of the building of which Premises are a part (herein "Direct Expenses"). Tenant's proportionate share shall be the same percentage of Direct Expenses as the total number of leasable square feet in the Premises bears to the total number of leasable square feet in the building of which the Premises are a part. It is agreed that Tenant's proportionate share is 26.69% of the total. Landlord reserves the right to reallocate Direct Expenses equitably among the tenants to take into consideration vacancies, excessive usage by one or more tenant, and

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direct payment by a tenant for a maintenance item as set forth below. In no event, however, shall real property taxes, casualty insurance and similar fixed costs items attributable to vacant space be allocated to any tenant.

          Direct Expenses shall include, without limitation, real property taxes and assessments (general and special), in lieu real property taxes, rent taxes, gross receipt taxes (whether assessed against the Landlord or assessed against the Tenant and collected by Landlord, or both, water and sewer charges, insurance (including earthquake and rental loss) premiums, utilities, janitorial services, trash removal, labor, costs incurred in the management of the building including salaries and employer taxes thereon, air conditioning and heating operation and maintenance, elevator maintenance, supplies, materials, equipment and tools, including maintenance, cost and upkeep of all parking and common areas and the landscaping therein. Direct Expenses shall not include depreciation on the building, capital improvements or replacements, loan payments or real estate broker's commissions. Landlord agrees to use its best efforts to secure all services, materials and supplies at competitive prices commensurate with level of maintenance and service provided similar buildings in the area. It is further agreed that management of the building shall include, but not be limited to, rent collection, preparation and review of operating budgets, supervision of maintenance employees, and negotiation of maintenance and supply contracts. The costs of management shall be charged on an hourly basis and not on a percentage of rental revenue basis.

          Landlord estimates that Direct Expenses during the remainder of the first calendar year of the Lease term hereunder will be Six Thousand Seven Hundred Twenty Five and 25/100 Dollars ($6,725.25) per month. Accordingly, during the remainder of 1994, Tenant shall pay to Landlord Six Thousand Seven Hundred Twenty Five and 25/100 Dollars ($6,725.25) per month on account of Tenant's additional rent attributable to Direct Expenses. It is agreed that should Landlord's estimates of Direct Expenses set forth above change between the date this Lease is executed and the date the term of this Lease commences, that Landlord shall have the right to alter said estimate by giving written notice to Tenant no later than ten (10) days after Landlord receives Tenant's certificate required by Paragraph 3(b) above. Said estimates shall also be adjusted should Tenant contract directly for any items of maintenance or supplies included in the estimates for Direct Expenses. Landlord, however, shall have the right to approve the contract to insure that the maintenance schedule proposed and the contractor are acceptable. Landlord shall not unreasonably withhold its consent.

          On or before December 1st of each year, Landlord shall estimate the projected Direct Expenses (per month) for the following calendar year and notify the Tenant thereof. Commencing January 1 of the following calendar year and monthly thereafter for the remainder of the year, Tenant shall pay to Landlord its projected proportionate share of the Direct Expenses.

          Annually, on the first day of March of each calendar year (or as soon thereafter as Landlord can reasonably make the determination), Landlord shall determine and provide Tenant with an itemized statement of the actual amount of Direct Expenses incurred by Landlord during the twelve month period ending on December 31st of the previous year. If Tenant's cumulative total of monthly payments on account of Direct Expenses is less than Tenant's proportionate share of the actual Direct Expenses during the particular twelve month period, Tenant shall pay the difference to Landlord within thirty (30) days after the date of Landlord's statement. If Tenant's proportionate share of actual Direct Expenses is less than the cumulative total of Tenant's monthly payments on account of Direct Expenses during any such twelve month period, the difference shall be credited against amounts thereafter becoming due from Tenant for subsequent payments on account of Direct Expenses or will be paid within thirty (30) days after the date of Landlord's statement.

     7.   Intentionally Omitted.

                                 LATE CHARGES

     8.   Tenant agrees that all rental or other payments not paid within ten
(10) calendar days of the due date shall be considered delinquent and agrees to pay a late charge equal to ten percent (10%) of the delinquent payment. Rent mailed and bearing a U. S. Postal Service postmark of the fifth (5th) of a month shall not be considered delinquent. Additionally, any delinquent payments not paid within thirty (30) days of the original due date shall bear interest at

                                       3.
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the lower of the maximum rate then allowed by law or two points over the reference ("prime") rate charged by the San Francisco Main Branch of the Bank of America.

                               SECURITY DEPOSIT

     9. (a) Tenant has deposited with Landlord the sum of Eighteen Thousand Six Hundred Eighty One Dollars ($18,681.00) to be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease. If Tenant defaults with respect to any material provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five business (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant elects to renew this Lease, Tenant shall increase the security deposit to an amount equal to the monthly rental of the extended term of this Lease.

     (b) If Landlord's interest in this Lease is terminated Landlord shall transfer said deposit to Landlord's successor in interest.

                                USE OF PREMISES

     10. (a) Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

          (b) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will:

               (i) increase the existing rate of or affect any fire or other insurance upon the building or any of its contents, or

               (ii) cause cancellation of any insurance policy covering said building or any part thereof or any of its contents, or

               (iii) in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them.

          Tenant shall not use or allow the Premises to be used for any improper, immoral, or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Landlord agrees to impose the restrictions contained in this subparagraph (b) of Paragraph 10 in all its leases for the building of which the Premises are a part.

                              COMPLIANCE WITH LAW

     11. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or which may hereafter be in force except that Tenant shall not be required to make structural changes not related to or affected by Tenant's improvements or acts. Tenant shall also comply with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

                                       4.
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                           ALTERATIONS AND ADDITIONS

     12. (a) Tenant shall not make or allow any alterations, additions or improvements of or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any such alterations, additions or improvements, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture, vaults, safes and other trade fixtures, shall become a part of the realty, shall belong to Landlord and shall be surrendered with the Premises at expiration or termination of the Lease. If Landlord consents to any such alterations, additions or improvements by Tenant, they shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to perform the work shall first be approved of, in writing, by Landlord, which approval shall not be unreasonably withheld. Landlord further reserves the right to require all plans for structural improvements and alterations to be prepared or approved by its project structural engineer. No such work shall be allowed to commence until three (3) days have elapsed from the date of Landlord's consent. Upon expiration, or sooner termination, of the term hereof, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to the end of the term, promptly remove any alterations, additions or improvements made by Tenant and designated by Landlord to be removed. Landlord shall not make any unreasonable demands for such removal. Tenant agrees to remove its vaults, safes and files upon termination of this Lease and return the Premises to Landlord with either the slab floor ready for floor covering or with such floor covering in place as Landlord may approve. In no event, however, shall Tenant be required to install any floor covering on termination of this Lease. Such removal and repair of any damage to the Premises caused by such removal shall be at Tenant's sole cost and expense.

          (b) Neither Tenant nor Landlord shall be allowed nor shall Landlord allow any other tenant to place any name or sign on any portion of the building exterior. Provided however, Landlord may permit Tenant and other tenants to place painted business names or signs approved by Landlord on the glass portion of the ground floor of the building, and further provided that Landlord shall not allow the building to be named for any tenant but reserves the right to name the project of which the building is a part and to place the street address on the building in a reasonable and customary manner. Tenant shall have the right to install a building standard sign on the left half of the third line of the building monument sign at Tenant's sole cost and expense. All exterior signs shall be located at locations approved by the City of Menlo Park.

                                     LIENS

     13. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations by Tenant, to insure Landlord against liability for mechanics' and materialmen's liens and to insure completion of the work. Landlord shall also have the right to post and maintain on the Premises such notices of nonresponsibility as may be required by law to protect Landlord's rights herein.

                                    REPAIRS

     14. (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good sanitary order, condition and repair. Tenant shall at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair except for damage from causes beyond the reasonable control of Tenant and ordinary wear and tear. Tenant shall upon the expiration or sooner termination of this Lease surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of the Tenant excepted. Except for the repainting of the interior of the Premises to match the previously repainted exterior, unless specifically provided in an addendum to this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the building except as specifically herein set forth.

          (b) Notwithstanding the above provisions of Paragraph 14(a), Landlord shall repair and maintain the structural portions of the building, including, but not limited to, the plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, in accordance with the applicable laws, statutes, ordinances, and rules and regulations of

                                       5.
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governmental agencies having jurisdiction over Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Tenant shall give Landlord written notice of any required repairs or maintenance. Landlord shall not be liable for any failure to repair or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice. Except as provided in Paragraph 23 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any necessary repairs, alterations or improvements to any portion of the building or the Premises or to fixtures, appurtenances and equipment therein, provided Landlord has acted reasonably in the performance of such work. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                           ASSIGNMENT AND SUBLETTING

     15. (a) Tenant shall not, voluntarily or by operation of law, assign, or transfer Tenant's interest under this Lease or in the Premises nor sublease all or any part of the Premises or allow any other person or entity (except Tenant's employees, agents and invitees) to occupy or use all or any part of the Premises without the prior written consent of Landlord. Landlord's consent shall not be unreasonably withheld. Without in any way limiting Landlord's right to refuse to give consent under this Paragraph 15, Landlord's refusal to give consent shall not be deemed unreasonably withheld if:

               (i) The character, reputation and financial responsibility of the proposed new Tenant or sub-tenant is not reasonably satisfactory in Landlord's judgment, or in any event, not at least equal to those possessed by Tenant or represented to be possessed by Tenant as of the date of the execution of this Lease and/or the date of the requested consent. In connection with any such assignment or subletting Tenant shall deliver to Landlord certified financial statements of Tenant and the new proposed tenant or sub-tenant showing their then financial condition as required hereunder.

               (ii) The proposed new tenant or sub-tenant fails to agree in writing to assume and be bound by all the terms and provisions of this Lease.

          (b) Additionally, as a condition to Landlord's consent to an assignment or subletting it is hereby agreed that there shall be paid to Landlord the following: To the extent any rental or other payments under such sublease or assignment exceed the base rental payments payable under the terms of this Lease plus the assignment or subleasing commissions, and other costs of assigning or subleasing, and tenant improvement costs, all amortized over the initial term of the sublease or remainder of the lease term, 100% of such excess (the total of such excess is referred to herein as "Excess Payments") shall be paid to Landlord as such Excess Payments become due and payable under the terms of the assignment or subletting.

          (c) If Tenant hereunder is a corporation or at any time becomes a corporation which, under the then current laws of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, or assignment directly or indirectly of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) during the term hereof shall be deemed an assignment within the meaning and provisions of Paragraph 15. Tenant shall immediately report in writing any such transfer or assignment of any stock or interest to Landlord.

          (d) In the event Tenant proposes to transfer, assign, or sublet any of Tenant's interests herein or enter into any license or concession agreement or effectuate any change of ownership, Tenant shall thirty (30) days prior to the proposed transaction supply to Landlord the following in writing:

               (i) The name and address of the proposed assignee, transferee, or sub-lessee.

               (ii) All details as to the proposed assignment, subletting or change of ownership including without limitation all of the terms and conditions thereof including all sums or considerations to be paid.

               (iii) A financial statement certified by an officer dated within thirty (30) days of the date of notification of the proposed transferee, assignee, sub-lessee, or the

                                       6.

     person or persons or entities which will be involved in the proposed or change of ownership.

               (iv) Within ten (10) days of any assignment or sub-lease Tenant shall deliver to Landlord true, correct and complete copies of all agreements, assignments, subleases and material documents pertaining thereto, including any sales agreements.

          Anything contained in this Paragraph 15 to the contrary notwithstanding, no transfer, assignment, sub-letting of any of Tenant's interests herein shall be effective unless all of the above provisions are complied with within the time limits provided.

          (e) Any additional documentation reasonably required by Landlord shall be prepared and executed by Tenant and its assignee or sub-lessee or transferee as part of the assignment or subletting or transfer before it shall be effected.

          (f) Anything contained herein to the contrary notwithstanding, regardless of whether or not Lessor's consent is required, no sub-letting or assignment or transfer of any of Tenant's interests hereunder shall be deemed to release Tenant or any guarantor from any liability under the terms of this Lease, nor, after any such consent shall Landlord's failure to give Tenant or guarantor notice of default under any of the terms and conditions of this Lease release Tenant or guarantor from any liability hereunder. A consent to one assignment, subletting, occupation or use shall not be deemed a consent to any subsequent assignment, subletting, occupation or use. Any such purported assignment, subletting, or permission to occupy or use without such consent from Landlord shall be void and shall, at the option of Landlord, constitute a default under this Lease.

                                 HOLD HARMLESS

     16. (a) Tenant shall indemnify Landlord against and hold Landlord and Landlord's property harmless from any and all liability, claims, loss, damages, or expense, including counsel fees and costs, arising by reason of the death or injury of any person, including Tenant or any person who is an employee, agent, or customer of Tenant, or by reason of damage to or destruction of any property, including property owned by Tenant or any person who is an employee, agent, or customer of Tenant, caused or allegedly caused by:

               (i) Any cause whatsoever while such person or property is in or on said Premises or in any way connected with said Premises or with any personal property on said Premises;

               (ii) Some condition of said Premises for which Tenant is responsible or for which Landlord is responsible and Landlord has not been given notice thereof and reasonable time to correct;

               (iii) Some act or omission on said Premises of Tenant or any person in, on, or about said premises with the permission of Tenant; or

               (iv) Any matter connected with Tenant's occupation and use of said Premises, including, but not limited to any claims or damages related to the use, storage, or disposal of hazardous wastes, toxic substances, or related materials ("hazardous materials"). Hazardous materials shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; and those substances defined as "hazardous wastes" in Section 25117 of the California Health and Safety Code; in the regulations adopted and publications promulgated pursuant to such laws; and in the Hazardous Material Storage Ordinance of the City of Menlo Park, if any, as amended. Landlord warrants to Tenant that to its best knowledge no such hazardous materials are currently present in the Premises and hereby agrees to indemnify Tenant from any liability for such hazardous materials that might later be discovered to have existed in the Premises as of the date of execution of this Lease.

          (b) Tenant hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence or misconduct, and Tenant hereby waives all claims in respect to such injury or damage against Landlord.

                                       7.

Landlord and its agents shall not be liable for any damage to property entrusted to employees of the building, nor for loss or damage to any property by theft or otherwise, nor from any injury to or damage to persons or property resulting from any cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, or employees.

          (c) If any action or proceeding is brought by reason of any such claim as defined in Paragraph 16(a) and (b) above in which Landlord is named as a party, Tenant shall defend Landlord therein at Tenant's expense by counsel reasonably satisfactory to Landlord.

          (d) Landlord and its agents and employees shall not be liable for interference with the light or other incorporeal hereditaments, or loss of business by Tenant. Notwithstanding the above, Landlord agrees that it will not construct or cause to be constructed any structure adjacent to and connected with the building of which the Premises are a part. Tenant shall give prompt notice to Landlord in case of fire, or accidents in the premises or in the buildings or of alleged defects in the building, fixtures or equipment.

                 RELEASE FROM LIABILITY/WAIVER OF SUBROGATION

     17. If their respective insurers permits, and when any required special endorsements are obtained, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance and public liability policies existing for the benefit of the respective parties.

                                   INSURANCE

     18. (a) Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims occurring in, on or about the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing however, said insurance by Tenant shall name Landlord as an additional insured. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+, Class X or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after fifteen (15) days prior written notice to Landlord. The minimum acceptable amount of comprehensive liability insurance is $3,000,000 against claims in any occurrence, and property damage insurance in an amount of not less than $1,000,000 per occurrence, or combined single limit of $4,000,000 comprehensive liability and property damage insurance. The above stated minimum levels of coverage are subject to amendment by Landlord upon ninety (90) days written notice should the economic conditions, in the discretion of Landlord, warrant adjustment thereof.

          (b) Landlord shall carry and maintain, during the entire term, including extensions hereof fire and all risk insurance insuring the Premises and the building of which they are a part for their full replacement cost. Said insurance policy or policies shall cover at least the following risks: fire, smoke damage, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, malicious mischief, vandalism, aircraft, earthquake and sprinkler leakage. Additionally, such policy or policies shall have a loss of rents endorsement. Landlord may, at its option, also maintain a general liability policy in a minimum amount of One Million Dollars ($1,000,000.00). The premiums for such policy or policies shall be included in the Direct Expenses referred to in Paragraph 6(b). Any loss payable under such insurance shall be payable to Landlord and any Lender holding an encumbrance on the Premises. The proceeds from any such policy or policies for damages to the Premises shall be used for the repair of the Premises except as set forth in Paragraph 23.

                            SERVICES AND UTILITIES

     19. (a) If Tenant is not in default hereunder, Landlord shall furnish to the Premises during the hours of 6:30 a.m. to 8:00 p.m., Monday through Friday, 8:00 a.m. to 4:00 p.m. on Saturdays, holidays excepted, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord reserves the right to reallocate utility charges to Tenant and other tenants of the building of which the Premises are a

                                       8.

part if Landlord determines the allocation provided in Paragraph 6(b) is substantially unfair considering the usage Df the Premises by Tenant and the usage of other space in the building by other tenants. Landlord shall maintain and light the common stairs, common entries, and toilet rooms in the building. Landlord shall not be liable for and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or its failure to furnish any of the foregoing for reasons beyond its control. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

          (b) Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space. Tenant shall not connect with electric current except through approved electrical outlets in the Premises or such additional electrical outlets as may be installed by a licensed electrical contractor in conformance with the then applicable building codes, any apparatus or device, for the purpose of using electric current. If Tenant requires water, gas or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord (which Landlord may refuse) to the use thereof and Landlord may cause a separate water, gas or electrical current meter to be installed in the Premises to measure the amount of water, gas and electric current consumed for any such use. The cost of installation, maintenance and repair of any such meters shall be paid by Tenant. Tenant agrees to pay to Landlord promptly upon demand, for all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water, gas and electric current will be established and adjusted from time to time by an estimate made by a utility company or electrical engineer. Additionally, in the event Tenant requires the air conditioning system to be operational beyond the hours set forth in Paragraph 19(a) above, Tenant shall maintain written records of such additional usage and shall pay to Landlord, as additional rent, $17.50 per hour of such extra usage (said rate to be adjusted only if there is a material increase in electric utility rates over the rates existing as of the date of this lease).

          (c) Should any supplier of utility services or governmental agencies regulating these services render any special assessments for or restriction upon these services, it is agreed that these assessments or restrictions will be fairly shared by each tenant in proportion to its share of direct expenses as set forth in Paragraph 6(b) hereof.

                                PROPERTY TAXES

     20. Tenant shall pay before delinquency, all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the building. If any of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property are assessed and taxed with the building, Tenant shall pay to Landlord its share of such taxes within ten
(10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

                             RULES AND REGULATIONS

     21. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease, as well as such rules and regulations that Landlord shall from time to time promulgate, which rules and regulations shall be uniform for all tenants and occupants of the building of which the Premises are a part. Landlord reserves the right from time to time to make all reasonable modifications to said rules, provided such changes do not impose any new

                                       9.

economic burdens upon Tenant. The additions and modifications to those rules shall be binding to Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules by any other tenants or occupants.

                               ENTRY BY LANDLORD

     22. (a) Landlord reserves the right to enter the Premises at any reasonable time to inspect the Premises, to provide any service for which Landlord is obligated hereunder, to submit the Premises to prospective purchasers or tenants, to post notice of non-responsibility, and to alter, improve, maintain or repair the Premises and any portion of the building of which the Premises are a part that Landlord deems necessary reasonably or desirable, all without abatement of rent. Except in the cases of emergencies and to post notices of nonresponsibility, Landlord shall give telephone notice twenty four (24) hours in advance, unless Tenant waives such notice, prior to entering the Premises. Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, but shall not block entrance to the Premises nor interfere with Tenant's business, except as reasonably required for the particular activity by Landlord. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, interference with quiet enjoyment, or other damage arising out of Landlord's entry on the Premises as provided in this paragraph, except damage, if any, resulting from the negligence of Landlord or its authorized representatives.

          (b) Landlord shall retain a key with which to unlock all doors into, within and about the Premises, excluding Tenant's vaults, safes and files. In an emergency, Landlord shall have the right to use any means which Landlord deems reasonably necessary to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property. Any such entry to the Premises by Landlord shall not be construed or deemed to be forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

                          DESTRUCTION/RECONSTRUCTION

     23. (a) If ten percent (10%) or less of the Premises and the building of which the same are a part is damaged by an uninsured peril, Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that should such damage be caused by the act, negligence or fault or omission of any duty with respect to the same by Tenant, its agents, servants, employees or invitees, Tenant and not Landlord shall be so obligated to repair and restore. If the Premises are damaged by an uninsured peril rendering more than ten percent (10%) of the Premises unusable for the conduct of Tenant's business, Landlord may, upon written notice, given to Tenant within thirty (30) days after the occurrence of such damage, elect to terminate this Lease; provided, however, Tenant may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration, in which event this Lease shall remain in full force and effect, and Tenant shall thereafter diligently proceed with such repairs and/or restoration.

          (b) If the Premises are damaged or destroyed by fire or other insured peril, Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that Landlord shall not be obligated to repair and restore until either the insurer acknowledges that the loss is covered by insurance and sufficient proceeds of such insurance are available to Landlord to pay the costs (including a reasonable allowance for contractor's profit and overhead not to exceed ten percent (10%) of the repairs and/or restoration) or the Tenant agrees to pay such costs to Landlord. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

          If the cost of restoration exceeds the amount of insurance proceeds, and Tenant has not agreed to pay the cost of repairs and/or restoration to Landlord, Landlord can elect to terminate this Lease by giving notice to Tenant within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds. In the case of destruction to the Premises, if Landlord elects to terminate this Lease, Tenant, within fifteen (15) days after receiving Landlord's notice to terminate, can agree to pay to Landlord the difference between the amount of insurance proceeds and the cost of restoration in which case Landlord shall restore the Premises. Landlord shall give Tenant satisfactory evidence that all sums contributed by Tenant

                                      10.

as provided in this paragraph 23 have been expended by Landlord in paying the cost of restoration.

          If Landlord elects to terminate this Lease and Tenant does not elect to contribute toward the cost of restoration as provided herein, this Lease shall terminate, and all of the proceeds of the insurance shall be paid to Landlord; provided, however, that in the event such proceeds shall include any amounts paid for damage to or destruction of property belonging to Tenant, Landlord shall within ten (10) days of receipt, pay over such amounts to Tenant in the following manner: Out of the gross proceeds paid by insurance to Landlord, Landlord shall retain an amount equivalent to the current replacement value of the building and improvements owned by Landlord; after Landlord has been so paid from the insurance proceeds, if there remains a balance of such insurance proceeds which represent payment for damages to or destruction of improvements added by Tenant after the date of Tenant's occupancy of the Premises, then, to the extent of any remaining balance of the insurance proceeds and to the extent of Tenant's direct costs of making such added improvements, Landlord shall be obligated to pay over to Tenant such remaining insurance proceeds. During any such repairs or restoration described in this paragraph 23, rent shall abate in proportion to the area of the Premises rendered unusable by such damage or destruction; provided, however, that if Landlord acts reasonably Landlord shall have no liability by reason of injury to or interference with Tenant's business or property arising from the making of any repairs, alterations, or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; and further provided, that if the damage was caused by the fault or neglect of Tenant, its agents or employees, there shall be no such abatement of rent. If the Premises are destroyed or substantially damaged within one year of the end of this Lease term or extensions thereof, Landlord or Tenant shall each have the option to cancel the Lease, and all insurance proceeds on the real property shall be paid to Landlord.

          In the event Tenant shall have paid all or a portion of the costs of any repairs or restorations for which Landlord subsequently receives insurance proceeds, then to the extent that such insurance proceeds and Tenant's payments exceed Landlord's cost of repair and/or restoration, Landlord shall reimburse Tenant to the extent of Tenant's payments.

          (c) Landlord shall not be required to repair any damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant unless Landlord receives insurance proceeds therefor.

                                    DEFAULT

     24. Occurrence of any of the following events shall constitute a default and breach of this Lease by Tenant.

          (a)  The vacating and abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of rent or any other payment required of Tenant hereunder, as and when due, if such failure continues for three (3) days after written notice thereof by Landlord to Tenant.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease other than described in Paragraph 24(b) above, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided however, that if Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition, or reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

                                      11.

                                   REMEDIES

     25. Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

          (a) Landlord may continue this Lease in full force and effect, as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, broker's commissions and expenses of remodelling the Premises reasonably required by the reletting. Reletting may be for a period shorter or longer than the remaining term of the Lease. Tenant shall pay to Landlord the rent due under this Lease as and when due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate Tenant's right to possession of the Premises. If Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

          (b) Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

               (i) The worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

               (ii) The worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

               (iii) The worth, at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               (iv) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

     "The worth, at the time of the award", as used in (i) and (ii) of this subparagraph, is to be computed by allowing interest at the maximum rate allowed by law. "The worth, at the time of the award", as referred to in
     (iii) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

                                EMINENT DOMAIN

     26. If more than twenty-five percent (25%) of the Premises is taken or appropriated by any public or quasi-public authority under powers of eminent domain, either party hereto shall have the right at its option, to terminate this Lease. If less than twenty-five percent (25%) of the Premises is taken (or neither party elects to terminate as above provided if more than twenty-five percent (25%) is taken), the Lease shall continue, and the rental thereafter to be paid shall continue, but the rental thereafter to be paid shall be equitably reduced. If more than twenty five percent (25%) of the building of which the Premises are a part is so taken or appropriated, whether or not any part of the Premises is involved, Landlord shall have the right, at its option, to terminate this Lease in accordance with the foregoing provision. Whether or not the Lease is terminated by reason of any such taking or appropriation, Landlord shall be entitled to the entire award and compensation for the taking which is paid or made by the public or quasi-public agency, and Tenant shall have no claim against said award; except for amounts paid directly to Tenant for its moving expenses, interruption to its business or damage to personal property or trade fixtures. A voluntary sale by Landlord to any public body or agency having the

                                      12.

power of eminent domain, either under threat of condemnation or while the condemnation proceedings are pending shall be deemed to be a taking under the power of eminent domain for the purposes of this Paragraph.

                             ESTOPPEL CERTIFICATE

      27. Tenant shall at any time and from time to time, upon not less than ten
(10) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

                                 SUBORDINATION

     28. Tenant agrees upon request of Landlord and any present or future holder of any deed of trust affecting the Premises to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any conditions, renewals, extensions, or replacements thereof, now or hereafter placed, charged or enforced against the Landlord's interest in this Lease and the leasehold estate thereby created, the Premises or the land, building or improvements included therein or of which the Premises are a part, and deliver (but without cost to Tenant) at any time and from time to time upon demand by Landlord such documents as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such document within ten (10) days after receipt of written notice so to do and the receipt by Tenant of the document to be executed by it, Tenant hereby appoints Landlord, its successors and assigns, the attorney-in-fact of Tenant irrevocably to execute and deliver any and all such documents for and on behalf of Tenant; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee or trustee named in such mortgage, deed of trust or other encumbrance shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Premises be disturbed or interfered with, by any trustee's sale or by an action or proceeding to foreclose said mortgage, deed of trust or other encumbrance.

     In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

     In the event that the mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease prior to its mortgage or deed of trust, then and in such event upon such mortgagee or beneficiary giving written notice to Tenant to that effect, this Lease shall be deemed prior to such mortgage or deed of trust whether this Lease is dated or recorded prior to or subsequent to the date of recordation of such mortgage or deed of trust.

     Tenant acknowledges that this Lease is subordinate to that certain Declaration of Covenants, Conditions and Restrictions dated March 11, 1981 and recorded March 23, 1981 as Document No. 26228-AS in the Official Records of San Mateo County, California.

                                    PARKING

     29. Tenant shall have the right to use in common with other Tenants or occupants of the building parking facilities provided by Landlord for Tenants of the building, subject to the rules and regulations, of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof. Landlord agrees not to allocate or reserve any other parking for any other tenant but reserves the right to impose uniform restrictions on all or a portion of the remaining parking facilities.

                                      13.

                                   AUTHORITY

     30. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          Partnership Authority. If Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership and its partners in accordance with its terms.

                              GENERAL PROVISIONS

     31.  General Provisions.

          (a) Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

          (b) The waiver by either party of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other terms, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent. Likewise, the subsequent payment of rent hereunder by Tenant shall not be deemed to be a waiver of any preceding breach by Landlord of any term, covenant, or condition of this Lease regardless of Tenant's knowledge of such preceding breach at the time of the payment of such rent.

          (c) All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sufficient if delivered in person or sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises or to such other place as Tenant may from time to time designate in a written notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sufficient if delivered in person or sent by United States Mail, postage prepaid, addressed to the Landlord at 800 E1 Camino Real, Suite 175, Menlo Park, California 94025 or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Any such notice is effective at the time of delivery or if mailed, two (2) business days after mailing.

          (d) If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

          (e) The paragraph titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          (f) Time is of the essence of this Lease and each of its provisions in which performance is a factor.

          (g) The time in which any act provided by this Lease is to be done is computed by excluding the first day and including the last, unless the last day is a Saturday, Sunday, or holiday, and then it is also excluded. The term "holiday" shall mean all holidays specified in Sections 6700 and 6701 of the Government Code.

          (h) The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          (i) Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

          (j) Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and

                                      14.

performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

          (k) This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease shall be amended or added except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

          (l) If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay; and the period for the performance of any such act shall be extended for a period equivalent for the period of such delay, provided, however, nothing in this section shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant except as may be expressly provided elsewhere in this Lease.

          (m) In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorney's fees.

          (n) In the event of any sale of the building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out all of the covenants and obligations of the Landlord under this Lease.

          (o) Tenant shall not use the name of the building or of the development in which the building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

          (p) Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

          (q) No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          (r) This Lease shall be governed by the laws of the State of California.

          (s) Tenant shall not conduct any auction, on or at the Premises or building without Landlord's prior written consent.

          (t) Nothing contained in this Lease shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

          (u)  (i)   The language in all parts of this Lease shall in all cases be simply construed according to its fair meaning and not strictly for or against Landlord or Tenant. Unless otherwise provided in this Lease, or unless the context otherwise requires, the following definitions and rules of construction shall apply to this Lease.

               (ii) In this Lease the neuter gender includes the feminine and masculine, and the singular number includes the plural, and the word "person" includes corporation, partnership, firm, or association wherever the context so requires.

               (iii) "Shall", "will", and "agrees" are mandatory, "may" is permissive.

                                      15.

               (iv) All references to the Term of this Lease or the Lease Term shall include any extensions of such Term.

               (v) Parties shall include the Landlord and Tenant named in this Lease.

               (vi) As used herein, the word "sublessee" shall mean and include, in addition to a sublessee and subtenant, a licensee, concessionaire, or other occupant or user of any portion of the leased Premises or buildings or improvements thereon.

                                    BROKERS

     32. Each party warrants to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Blickman Turkus Commercial Real Estate and Cornish and Carey Commercial Real Estate, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and hold the other harmless from any cost, expense, or liability for any compensation, commissions, or charges claimed by any other broker or agent who alleges he is owed a compensation through it.

                               LIST OF EXHIBITS

     33. The following is a complete list of the documents attached hereto and made a part of this Lease:

          EXHIBIT NUMBER                DESCRIPTION
               A                        Floor Plan
               B                        Rules and Regulations

The parties hereto have executed this Lease and on the dates specified immediately adjacent to their respective signatures.

LANDLORD:

MENLO STATION DEVELOPMENT,
a General Partnership
By THE CORTANA CORPORATION,
Managing General Partner

     By  /s/ David A. Wollenberg        Date  6-10-94
       -------------------------            ---------------------------

     By                                 Date
       -------------------------            ---------------------------


TENANT:

BE INCORPORATED

     By  /s/ Jean-Louis Gassee          Date  6-10-94
       -------------------------            ---------------------------

     By                                 Date
       -------------------------            ---------------------------

                                      16.

                                   EXHIBIT A

                        [THIRD FLOOR PLAN APPEARS HERE]

                                   EXHIBIT B
                             Rules and Regulations

     1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

          All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

          Landlord will provide and maintain an alphabetical directory board in the ground floor lobby of the Building. It shall display only the names and office numbers of tenants of the Building. Should Landlord permit additional names to be listed, it reserves the right to make a reasonable charge for each such additional name.

          Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

     2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

     3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises. Landlord will not permit entrance to Tenant's offices by use of pass key controlled by Landlord to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised or employed by Landlord.

     4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

     5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

     6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

     7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or compression motors in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

     8. No cooking except by microwave ovens and electric coffee makers shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

     9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

     10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 7:00 p.m. and 7:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case if invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

     12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

     14. Tenant shall not disturb or solicit any occupant of the Building and shall cooperate to prevent same.

     15. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     16. Landlord shall have the right to control, operate and maintain the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems reasonable for the benefit of the tenants generally.

     17. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors Opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

     18. No object shall be thrown out of the windows of the Building or down the stairways or other passages.

     19. Tenant, its employees, agents, customers and invitees shall have the right to use parking space provided by Landlord but not so as to unreasonably interfere with the similar parking rights of other tenants in the same or neighboring building. Landlord reserves the right to promulgate such additional parking rules and regulations as may be necessary for operation of the Premises.

     20. The Landlord shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements, or delays of any sort or duration in connection with the elevator service.

     21. No Tenant shall employ, without the consent of Landlord, any person or persons other than the janitor of Landlord for the purpose of cleaning Tenant's premises. Landlord shall not, however, be liable for any damage done to or loss of property by any Tenant caused, or allegedly caused, by the janitor or any other cause whatsoever not specified in Tenant's lease.

     22. Any request of a Tenant for service or any other matter connected with the Building must be made to and at the Landlord's office and not to an individual employee of Landlord. Employees of Landlord shall perform no work or do anything outside their regular daily duties except on order of Landlord's office. No employee of Landlord shall admit any person, Tenant or otherwise, to any office in the Building without specific instructions from the Landlord.

     23. Landlord reserves the right to amend these rules and regulations and to make such other and further rules and regulations for the Building as may from time to time, in the judgment of Landlord, be required for the orderly and safe conduct of building operations.